EXHIBIT 10.10 82 2022 PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT Company: Simpson Manufacturing Co., Inc. Recipient: The recipient’s name (the “Recipient”) is set forth on the Recipient’s online award acceptance page on Fidelity Stock Plan Services LLC website (the “Acceptance Page”) at https://www.netbenefits.com, which is incorporated by reference to this Agreement. Target PSU Shares: The aggregate number of shares of Common Stock as stated on the Acceptance Page. Target Opportunity 100% of the Target PSU Shares Performance Period (the “Performance Period”) A three-year period beginning on January 1, 2022 and ending on December 31, 2024. The Number of Shares of Common Stock Subject to PSUs Granted Hereunder (the “PSU Shares”): 200% of the Target PSU Shares. The Effective Date of the Award (the “Award Date”): A date in 2022 as determined by the Committee in its absolute discretion and as set forth on the Acceptance Page. The Date the PSU Shares Vest (the “Vesting Date”): A date subsequent to the Performance Period as determined by the Committee in its absolute discretion and as set forth on the Acceptance Page. Vesting Period (the “Vesting Period”): A period beginning on the Award Date, and ending on the Vesting Date; provided, however, that if the Vesting Date falls on a weekend or federal holiday, such period shall end on the immediately following business day.1 Specific Performance Goals (the “Specific Performance Goals”): The Specific Performance Goals are set forth on Exhibit A. This PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”) is made as of the Award Date stated on the Acceptance Page by and between Simpson Manufacturing Co., Inc., a Delaware corporation (the “Company”), and the Recipient named on the Acceptance Page, with reference to the following facts: Capitalized terms used and not otherwise defined in this Agreement have the meanings ascribed to such terms in the amended and restated Simpson Manufacturing Co., Inc. 2011 Incentive Plan effective on April 21, 2015 (as amended and/or restated from time to time, the “Plan”). The Board has delegated to the Committee all authority to administer the Plan. The Committee has determined to grant to the Recipient, under the Plan, performance-based Restricted Stock Units (the “PSUs”) with respect to the PSU Shares stated on the Acceptance Page. 1 For example, if the Award Date is determined by the Committee to be January 20, 2022 and the Vesting Date is determined by the Committee to be February 15, 2025, then the PSU Shares, if any (based on the Specific Performance Goals), will vest on February 15, 2025 and the Vesting Period will be from January 20, 2022 to February 15, 2025.

EXHIBIT 10.10 83 To evidence the PSUs and to set forth the terms and conditions thereof, the Company and the Recipient agree as follows: 1. Confirmation of Grant. (a) The Company grants the PSUs to the Recipient and the Recipient agrees to accept the PSUs and participate in the Plan, effective as of the Award Date. As a condition of the grant, this Agreement and the PSUs shall be governed by the terms and conditions of the Plan and shall be subject to all applicable policies and guidelines of the Company, including the Company’s compensation recovery policy, stock ownership, and hedging, pledging and trading policies. (b) The PSUs shall be reflected in a bookkeeping account maintained by the Company through the date on which the PSUs become vested pursuant to section 2 or are forfeited pursuant to section 3. (c) The Recipient acknowledges and agrees that (i) the PSU Shares represent the maximum number of shares of Common Stock that are granted under the PSUs and are not necessarily the number of shares of Common Stock that will eventually vest in favor of the Recipient, and (ii) pursuant to section 2 and otherwise in accordance with this Agreement and the Plan, the number of shares of Common Stock, which will eventually vest in favor of the Recipient under the PSUs (the “Vested Shares”), will be subject to the Specific Performance Goals and will be between 0% and 200% of the Target PSU Shares. (d) The Company’s obligations under this Agreement shall be unfunded and unsecured. No special or separate fund shall be established therefor and no other segregation of assets shall be required or made with respect thereto. The rights of the Recipient under this Agreement shall be no greater than those of a general unsecured creditor of the Company. (e) Except as otherwise provided in this Agreement and the Plan, the PSUs shall be settled by the issuance and delivery of the Vested Shares, or as provided in this Section 1(d), by cash or a combination thereof (as determined by the Committee in its sole discretion), within sixty days after the last day of the Vesting Period (a time or fixed schedule specified for the purpose of Code section 409A) subject to satisfaction of any other terms and conditions applicable to the PSUs; provided, however, that the number of the Vested Shares issued or delivered (or for which a cash payment is made) to the Recipient in any calendar year, together with the number of shares of Common Stock issued or delivered (or for which a cash payment is made) to the Recipient in the same calendar year under any other RSU Awards, shall not exceed the annual maximum aggregate number of shares of Common Stock issuable or deliverable under RSU Awards as set forth in the Plan that is effective at the time of the issuance or delivery of (or making a cash payment for) the Vested Shares. (f) In settling the PSUs pursuant to Section 1(e), the Company (or its acquirer or successor) shall have the option (as determined by the Committee in its sole discretion) to make or provide for a cash payment to the Recipient, in exchange for the cancellation of the vested PSUs (or any portion thereof), in an amount equal to the product of (A) the number of the Vested Shares under the cancelled PSUs and (B) the average closing price of a share of Common Stock over the period ending on the date the PSUs become vested and starting sixty days prior to that date. (g) Anything herein to the contrary notwithstanding, this Agreement does not create an obligation on the part of the Company to adopt any policy or procedure, agree to any amendment hereto, make any arrangement, or take any other action, to comply with Code section 409A. The Recipient agrees and acknowledges that the Company makes no representations that this Agreement, including the grant, vesting and/or delivery of the PSU Shares (and/or cash), does not violate Code section 409A, and the Company shall have no liability whatsoever to the Recipient if he or she is subject to any taxes or penalties under Code section 409A. 2. Specific Performance Goals. The Specific Performance Goals for the Performance Period shall relate to the following equally weighted performance measures: (i) revenue growth and (ii) return on invested capital (ROIC). The Specific Performance Goals for the Performance Period are described in Exhibit A.

EXHIBIT 10.10 84 3. Vesting. The Committee shall determine the number of vested PSUs at the end of the Performance Period in accordance with Exhibit A: 4. Effect of Retirement. (a) Subject to the terms and conditions of this Agreement and the Plan and unless otherwise forfeited pursuant to section 3, the PSUs shall vest, and the Restricted Period with respect to the PSUs shall terminate, immediately following the last day of the Vesting Period; provided, however, that the PSUs shall vest during the Vesting Period on the date, (i) immediately preceding the effective date of the Recipient’s Retirement as determined by the Committee in relation to the PSUs: either (A) after reaching age 70 or (B) after reaching age 55 and having been employed or engaged by the Company or any Subsidiary for 15 years (provided that, if the Recipient retires after reaching age 56, for each year after age 55, the Recipient may work one year less for the Company or any Subsidiary, as applicable, and still be qualified for Retirement under this sub-section (i)2), (ii) immediately preceding the Recipient’s death or the effective date of the Recipient’s Disability, and (iii) the effective date of the termination of the Recipient’s employment or engagement with the Company or any Subsidiary by the Company or Subsidiary (which, whenever used in this Agreement, includes any such entity’s successor) without Cause,3 or by the Recipient for a Good Reason,4 in either case only in connection with or within 24 months following a Sale Event.5 2 For example, if the Recipient retires at age 60 during the Vesting Period, he or she only needs to have worked for the Company or the applicable Subsidiary for 10 years to be qualified for Retirement and receive the Vested Shares; and for example, if the Recipient retires at age 65 during the Vesting Period, he or she only needs to have worked for the Company or the applicable Subsidiary for 5 years to be qualified for Retirement and receive the Vested Shares. 3 “Cause” means, in addition to any cause for termination as provided in any other applicable written agreement between the Company, the applicable Subsidiary, or the acquirer or successor of the Company or Subsidiary, and the Recipient, (i) conviction of any felony, (ii) any material breach or violation by the Recipient of any agreement to which the Recipient and the Company or the Subsidiary that employs or engages the Recipient are parties or of any published policy or guideline of the Company, (iii) any act (other than retirement or other termination of employment or engagement) or omission to act by the Recipient which may have a material and adverse effect on the business of the Company or Subsidiary or on the Recipient’s ability to perform services for the Company or Subsidiary, including habitual insobriety or substance abuse or the commission of any crime, gross negligence, fraud or dishonesty with regard to the Company or Subsidiary, or (iv) any material misconduct or neglect of duties and responsibilities by the Recipient in connection with the business or affairs of the Company or Subsidiary; provided, however, that the Recipient first shall have received written notice, which shall specifically identify what the Company or Subsidiary believes constitutes Cause, and if the breach, act, omission, misconduct or neglect is capable of being cured, the Recipient shall have failed to cure after 15 days following such notice. 4 A “Good Reason” means the occurrence of any of the following events: (i) a material adverse change in the functions, duties or responsibilities of the Recipient’s position (other than a termination by the Company or Subsidiary) which would meaningfully reduce the level, importance or scope of such position (provided that, a change in the person, position and/or department to whom the Recipient is required to report shall not by itself constitute a material adverse change in the Recipient’s position), (ii) the relocation of the Company or Subsidiary office at which the Recipient is principally located immediately prior to a Sale Event (the “Original Office”) to a new location outside of the metropolitan area of the Original Office or the failure to place the Recipient’s own office in the Original Office (or at the office to which such office is relocated which is within the metropolitan area of the Original Office), or (iii) a material reduction in the Recipient’s base salary and incentive compensation opportunity as in effect immediately prior to a Sale Event; provided, however, that, within 90 days of the incident that provides the basis for a Good Reason termination, the Recipient shall have provided the Company or Subsidiary a written notice specifically identifying what the Recipient believes constitutes a Good Reason, and the Company or Subsidiary shall have failed to cure the adverse change, relocation or compensation reduction after 30 days following such notice. 5 A “Sale Event” shall mean (i) the sale or other disposition of all or substantially all of the assets of the Company or the Subsidiary that employs or engages the Recipient, including a majority or more of all outstanding stock of the Subsidiary, on a consolidated basis to one or more unrelated persons or entities, (ii) a Change in Control, or (iii) the sale or other transfer of outstanding Common Stock to one or more unrelated persons or entities (including by way of a merger, reorganization or consolidation in which the

EXHIBIT 10.10 85 (b) On the day that the PSUs become vested pursuant to Sections 4(a)(i), (ii) and (iii), the PSU Shares stated on the Acceptance Page shall be adjusted pursuant to the Specific Performance Goals as set forth on Exhibit A attached hereto, and after the adjustment, become the total number of the Vested Shares that will be used to settle the PSUs under section 1(e); provided, however, that, (i) if the PSUs have vested during the Vesting Period, the PSUs shall continue to be subject to the terms and conditions of this Agreement, including adjustment pursuant to the Specific Performance Goals during the Vesting Period, and (ii) in addition, the number of Vested Shares that will be used to settle the PSUs under section 1(d) will be prorated so that the Recipient will only receive a portion of the Vested Shares that is equal to the product of (1) the number of the Vested Shares and (2) a percentage that is equal to the number of days between and including the first day of the Vesting Period and the day when the PSUs become vested as divided by the number of days of the whole Vesting Period. (c) The Recipient explicitly acknowledges and agrees that (i) the Committee has the absolute discretion to determine the number of the Vested Shares, (ii) the Committee may engage professional advisors and consultants and rely on their opinions and advice to make such determination, (iii) such determination shall be binding on the Recipient, and (iv) the granting or vesting of the PSUs as well as the Recipient’s holding of the Vested Shares shall be subject to all applicable policies and guidelines of the Company, including the Company’s compensation recovery, stock ownership, and hedging, pledging and trading policies. 5. Forfeiture. Anything herein to the contrary notwithstanding, (a) all PSUs that are not vested in accordance with section 2 shall terminate immediately and be forfeited in their entirety if and at such time as (i) the Recipient ceases to be an Employee, Outside Director or Consultant, as the case may be, or (ii) 24 months have passed immediately following a Sale Event (provided that, in the event the surviving or acquiring entity or the new entity resulting from a Sale Event substitutes a similar equity award for the PSUs, such award will continue in accordance with its own terms and conditions), and (b) all PSUs, to the extent not theretofore settled in accordance with section 1(d), shall terminate immediately and be forfeited in their entirety when and as provided in section 13(I) of the Plan. 6. Tax Withholding. Pursuant to section 10 of the Plan, the Company may require the Recipient to enter into an arrangement providing for the payment in cash, Common Stock or otherwise by the Recipient to the Company of any tax withholding obligation of the Company arising by reason of (a) the granting or vesting of the PSUs, (b) the lapse of any substantial risk of forfeiture to which the PSUs or the Vested Shares are subject, or (c) the disposition of the PSUs or the Vested Shares, to the extent such arrangement does not cause a loss of the Section 16(b) exemption pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. 7. Representations and Warranties of the Company. The Company represents and warrants to the Recipient that the Vested Shares, when issued and delivered on the vesting of the PSUs in accordance with this Agreement, will be duly authorized, validly issued, fully paid and non-assessable. 8. Recipient Representations. The Recipient represents and warrants to the Company that the Recipient has received and read this Agreement and the Plan, that the Recipient has consulted with the Recipient’s own legal, financial and other advisers regarding this Agreement and the Plan to the extent that the Recipient considered necessary or appropriate, that the Recipient fully understands and accepts all of the terms and conditions of this Agreement and the Plan, and that the Recipient is relying solely on the Recipient’s own advisers with respect to the tax consequences of this Agreement and the PSUs. outstanding Common Stock are converted into or exchanged for securities of the successor entity) where the stockholders of the Company, immediately prior to such sale or other transfer, would not, immediately after such sale or transfer, beneficially own shares representing in the aggregate more than 50 percent of the voting shares of the acquirer or surviving entity (or its ultimate parent corporation, if any). For the purpose of sub-section (iii) of this definition, only voting shares of the acquirer or surviving entity (or its ultimate parent, if any) received by stockholders of the Company in exchange for Common Stock shall be counted, and any voting shares of the acquirer or surviving entity (or its ultimate parent, if any) already owned by stockholders of the Company prior to the transaction shall be disregarded.

EXHIBIT 10.10 86 9. Change in Control. Notwithstanding section 9 of the Plan, a Change in Control shall be treated as a Sale Event with respect to the PSUs granted hereunder. 10. Adjustments to Reflect Capital Changes. Subject to and except as otherwise provided in section 9 of the Plan, the number and kind of shares subject to the PSUs shall be appropriately adjusted, as the Committee may determine pursuant to section 11 of the Plan, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common stockholders other than normal cash dividends. 11. No Rights as Stockholder. Neither the granting or vesting of the PSUs nor the issuance or delivery of the Vested Shares shall entitle the Recipient, as such, or any of the Recipient’s Beneficiaries or Personal Representative, to any rights of a stockholder of the Company, unless and until the Vested Shares are registered on the Company’s records in the name or names of the Recipient or the Recipient’s Beneficiaries or Personal Representative, as the case may be, and then only with respect to such Vested Shares so registered. 12. No Right to Continued Employment. Nothing in this Agreement shall confer on the Recipient any right to continue in the employment of, or service to, the Company or any Subsidiary or limit, interfere with or otherwise affect in any way the right of the Company or any Subsidiary to terminate the Recipient’s employment or service at any time. If the Award of the PSUs is in connection with the Recipient’s performance of services as a Consultant or Outside Director, references to employment, employee and similar terms shall be deemed to include the performance of services as a Consultant or an Outside Director, as the case may be; provided that no rights as an Employee shall arise by reason of the use of such terms. 13. Regulatory Compliance. Notwithstanding anything herein to the contrary, the issuance and delivery of the Vested Shares shall in all events be subject to and governed by section 13(C) of the Plan. 14. Notices. Any notice, consent, demand or other communication to be given under or in connection with this Agreement shall be in writing and shall be deemed duly given and received when delivered personally, when transmitted by facsimile, one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three days after being mailed by first class mail, charges or postage prepaid, properly addressed, if to the Company, at its principal office in California, and, if to the Recipient, at the Recipient’s address on the Company’s records. Either party may change such party’s address or facsimile number from time to time by notice hereunder to the other. 15. Entire Agreement. This Agreement and the Plan together contain the entire agreement of the parties and supersede all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether written or oral, between the parties, regarding the PSUs. The Recipient specifically acknowledges and agrees that all descriptions of the PSUs in any prior letters, memoranda or other documents provided to him or her by the Company or any Subsidiary are hereby replaced and superseded in their entirety by this Agreement and shall be of no further force or effect. To the extent there is any inconsistency between the descriptions of any such documents and the terms of this Agreement, the terms of this Agreement shall prevail. 16. Amendment. This Agreement may be amended, modified or supplemented only by a written instrument signed by the Recipient and the Company. 17. Assignment. The Recipient shall not sell, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of this Agreement, any of the PSUs or any other rights hereunder, and shall not delegate any duties hereunder, except only as may be permitted pursuant to section 13(B) of the Plan, and any such action or transaction that may otherwise be attempted or purported by the Recipient shall be void and of no effect; provided, however, that this section 15 does not restrict the sale, assignment, transfer, pledging, hypothecation or other encumbrance or disposal of Vested Shares. 18. Successors. Subject to section 15, this Agreement shall bind and inure to the benefit of the Company and the Recipient and their respective successors, assigns, heirs, legatees, devisees, executors, administrators and legal

EXHIBIT 10.10 87 representatives. Nothing in this Agreement, express or implied, is intended to confer on any other Person any right or benefit in or under this Agreement or the Plan. 19. Separate Payments. All amounts payable in connection with the PSUs hereunder or any other Awards granted under the Plan shall be treated as separate payments for the purposes of Code section 409A. 20. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware. 21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. 22. Order of Precedence and Construction. This Agreement and the PSUs are subject to all provisions of the Plan (a copy of which is attached hereto as Exhibit B), including the Restricted Stock Unit provisions of section 6 thereof, and are further subject to all interpretations and amendments thereto that may from time to time be adopted pursuant to the Plan. In the event of any inconsistency between any provision of this Agreement and any provision of the Plan, the provision of the Plan shall govern. The headings of sections herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction or interpretation of any provision hereof. Whenever the context requires, the use in this Agreement of the singular number shall be deemed to include the plural and vice versa, and each gender shall be deemed to include each other gender. References herein to sections refer to sections of this Agreement, except as otherwise stated. The meaning of general words is not limited by specific examples introduced by “includes”, “including”, “for example”, “such as” or similar expressions, which shall be deemed to be followed by the phrase “without limitation”. 23. Further Assurances. The Recipient agrees to do and perform all acts and execute and deliver all additional documents, instruments and agreements as the Company or the Committee may reasonably request in connection with this Agreement. 24. Data Privacy. Recipient hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Recipient’s personal data as described in this Agreement by and among, as applicable, Recipient’s employer, the Company, and any Subsidiary for the exclusive purposes of implementing, administering, and managing Recipient’s participation in the Plan. Recipient understands that the Company and the employing Subsidiary may hold certain personal information about Recipient, including, but not limited to, Recipient’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and any shares of stock or directorships held in the Company or any Subsidiary, details of all PSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Recipient’s favor (“Personal Data”). Recipient understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these entities may be located in Recipient’s country, or elsewhere, and that the third parties’ country may have different data privacy laws and protections than Recipient’s country. Recipient understands that he or she may request a list with the names and addresses of any potential third parties in receipt of the Personal Data by contacting the Company’s Equity Plans Administrator. Recipient authorizes the third parties to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing Recipient’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom Recipient may elect to deposit any Vested Shares received upon vest of the PSUs. Recipient understands that Personal Data will be held as long as is necessary to administer and manage Recipient’s participation in the Plan. Recipient understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Company’s Equity Plans Administrator. Recipient understands that refusal or withdrawal of consent may affect Recipient’s ability to realize benefits from the PSUs. For more information on the consequences of Recipient’s refusal to consent or withdrawal of consent, Recipient understands that he or she may contact the Company’s Equity Plans Administrator. 25. Electronic Delivery. The Company may, in its sole discretion, decide (a) to deliver or effect by electronic means any documents or communications related to the PSUs granted under the Plan, Recipient’s participation in the Plan, or future Awards that may be granted under the Plan or (b) to request by electronic means

EXHIBIT 10.10 88 Recipient’s consent to participate in the Plan and other communications related to the PSUs or the Plan. Recipient hereby consents to receive such documents and communications by electronic delivery and, if requested, to agree to participate in the Plan and deliver or effect such other communications through an on-line or electronic system established and maintained by the Company or any third party designated by the Company. [Signature Page Follows]

EXHIBIT 10.10 89 IN WITNESS WHEREOF, this Restricted Stock Unit Agreement has been duly executed by or on behalf of the Company and the Recipient as of the Award Date. COMPANY: SIMPSON MANUFACTURING CO., INC. By ___________________________________ Authorized Signatory for the Compensation and Leadership Development Committee of the Board of Directors ACCEPTANCE OF AGREEMENT: Through the electronic submission of his or her consent to this Restricted Stock Unit Agreement in accordance with the instructions on Fidelity Stock Plan Services’ NetBenefits website, the Recipient hereby confirms, ratifies, approves and accepts all of the terms and conditions of this Restricted Stock Unit Agreement.